[LINCOLN EDUCATIONAL SERVICES CORPORATION LETTERHEAD]

May 25, 2005

VIA ELECTRONIC TRANSMISSION

Ms. Michele M. Anderson
Legal Branch Chief
Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 0407
450 Fifth Street, N.W.
Washington, D.C. 20549

Lincoln Educational Services Corporation
File No. 333-123644
Responses to SEC Comment Letter dated May 20, 2005

Dear Ms. Anderson:

        On behalf of Lincoln Educational Services Corporation (the "Company"), set forth below are the comments of the staff of the Securities and Exchange Commission (the "Commission") received in your letter dated May 20, 2005 relating to the Company's registration statement on Form S-1 (File No. 333-123644) filed on May 6, 2005 (the "Registration Statement"), including the prospectus contained therein (the "Prospectus"). Each comment is followed by the Company's response to that comment. Capitalized terms used but not defined herein have the meanings assigned to them in the Registration Statement.

        This letter should be read in conjunction with the accompanying Amendment No. 2 to the Registration Statement ("Amendment No. 2"), which the Company filed with the Commission on the date hereof. In this letter, all page references set forth in the Company's responses to the staff's comments refer to page numbers in Amendment No. 2. To assist the staff in reviewing Amendment No. 2, we are delivering, by overnight mail to Mr. Derek Swanson, a copy of this letter (including the Annexes referred to herein) and eight bound copies of Amendment No. 2. Four of the copies of Amendment No. 2 have been marked to show changes from Amendment No. 1 to the Registration Statement as originally filed with the Commission on May 6, 2005.

        By its responses herein and in Amendment No. 2, the Company believes that it has addressed all of the comments of the staff of the Commission.

General

  1.
  Please update to comply with Rule 3-12 of Regulation S-X.

    The Company has updated the Prospectus pursuant to the staff's comment.

Summary, page 1

  2.
  Please revise the italicized introductory paragraph to delete the third sentence in accordance with prior comment 8. The explanation as to how you are referring to the company both before and after its reorganization appears unnecessary to an understanding of the summary disclosure given that the reorganization took place over two years ago. Also revise the remainder of your prospectus, particularly your Business section, to reduce your reliance on unnecessary acronyms pursuant to prior comment 10.

    The Company has deleted the third sentence of the italicized paragraph of the Prospectus Summary pursuant to the staff's comment. Please see page 1 of the Prospectus. The Company has revised its disclosure throughout the Prospectus to delete unnecessary acronyms.

  3.
  Revise to further reduce the length of the subsection entitled "Market Opportunity," most of which is more appropriate for your Business section. See prior comment 11.

    The Company has revised the Prospectus pursuant to the staff's comment.

  4.
  Please consider providing more of a summarized presentation of the regulatory information requested by our prior comment 12.

    The Company has revised the Prospectus pursuant to the staff's comment.

Risk Factors, page 8

  5.
  Your first two risk factors continue to contain long and detailed discussions. Please revise to reduce any unnecessary detail and only provide enough information necessary to understand the risks. See prior comment 17.

    The Company has revised the first two risk factors pursuant to the staff's comments to provide only that amount of detail necessary to understand the risks faced by investors. Please see the "Risk Factors" section of the Prospectus.

Use of Proceeds, page 22

  6.
  Refer to prior comment 26. Is it possible for the company to provide quantified estimates or ranges of the amounts intended to be allocated for each purpose you cite in this section, such as the expansion of existing facilities and strategic acquisitions? In this regard, you may add appropriate qualifying language stating that the amounts are estimates and are subject to change.

    The Company does not believe that it is possible to provide quantified estimates or ranges of the amounts intended to be allocated for each purpose identified in the "Use of Proceeds" section of the Prospectus. The Company does not currently have any specific anticipated use of the net proceeds from the offering other than fully paying down all amounts outstanding under the Company's credit agreement. The Company does regularly consider acquisitions and, depending on the timing of any future acquisitions, may use a portion of the net proceeds from the offering toward the purchase price of any such acquisitions. The Company has revised the Prospectus accordingly. Any additional excess cash available from the net proceeds of the offering will be utilized by the Company for general corporate purposes, which may include the items identified in the Prospectus under "Use of Proceeds." However, the Company has not currently allocated any amounts to any particular use and is not currently able to estimate ranges of amounts that may be applied for any particular use. Accordingly, the Company does not believe that it can further revise its disclosure pursuant to the staff's comment.

Management's Discussion and Analysis, page 30

  7.
  We continue to suggest that you provide more discussion of material forward looking information about trends in your various line items, such as changes in revenues, educational services and facilities expenses, and selling, general, and administrative expenses. For example, we note that your revenues increased from 2002 to 2003 and from 2003 to 2004 partly because of acquisitions of other schools and increased enrollment. We assume you expect revenues to continue to increase in absolute terms because of acquisitions and increased enrollments. Do you expect the rate of revenue increases will continue to decline in the 2004 to 2005 fiscal year? In addition, and to the extent practicable, quantify the anticipated costs associated with the continued roll-out of the new student management and reporting system in 2005 and 2006. Also address how you anticipate paying for the increased expenses attributable to the roll-out of the new system and costs related to being a public company. See prior comment 28.

    The Company has revised its disclosure pursuant to the staff's comments. Please see page 33 of the Prospectus.

  8.
  Revise the second full paragraph on page 32 to provide an expanded description of the adverse effect on your operations that could result if you receive a composite score under 1.0 in any future year.

    The Company has revised its disclosure pursuant to the staff's comments. Please see page 34 of the Prospectus.

  Revenue recognition page 34

  9.
  We note your response to our prior comment 29. Please amend to disclose the length of the applicable programs and your revenue recognition period as defined in your response.

    The Company has revised its disclosure pursuant to the staff's comments. Please see page 37 of the Prospectus.

  Contractual obligations, page 43

  10.
  We note your response to our prior comment 35. Please revise your disclosure to include interest payments in the contractual obligations table or as a footnote to the table using rates as of December 31, 2004.

    The Company has revised its disclosure pursuant to the staff's comments. Please see page 47 of the Prospectus.

Legal Proceedings, page 58

  11.
  We are aware that you are currently involved in a civil lawsuit filed in a Tennessee state court. Please tell us in your response letter the consideration you gave to Item 103 of Regulation S-K when deciding whether or not to disclose this legal proceeding.

    The Company and/or its schools are named as defendants in two proceedings that are currently pending before the Circuit Court for Davidson County, Tennessee. The complaint in the first proceeding, Charles Elliott Lyon v. Nashville Acquisition, LLC, d/b/a Nashville Auto-Diesel College, et al., was filed on August 31, 2004 by a former employee of Nashville Auto-Diesel College. The plaintiff in that action is alleging that he was terminated in breach of his employment agreement, which the plaintiff alleges was memorialized by e-mail. The plaintiff is claiming $1,000,000 in damages, including litigation expenses, although, according to the complaint, the plaintiff's salary was $85,000 per year. The complaint in the second proceeding, Janet Betty v. Nashville Acquisition, L.L.C. d/b/a Nashville Auto-Diesel College, was filed on April 21, 2005. The plaintiff in that action is alleging that, in her capacity as an employee of Nashville Auto-Diesel College, she was entitled to certain bonus payments pursuant to an oral agreement with her employer. The plaintiff is seeking a judgment of approximately $64,000.

    The Company believes that the plaintiffs' claims in the foregoing suits are without merit and that an adverse determination in the proceedings would not have a material adverse effect on the Company's business or financial condition. Moreover, each proceeding involves primarily a claim for damages that is significantly less than 10% of the current assets of the Company and its subsidiaries on a consolidated basis. As a result, the Company does not believe that the proceedings are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K.

Management, page 75

  Employment-Related Arrangements, page 83

  12.
  Please revise to further clarify the "pre-established financial measures" and "non-financial performance objectives" established by the board or the compensation committee. Summarize these measures so that investors will come away with a clear understanding of the specific goals Mr. Carney and the other executives must achieve in order to earn their bonus, including quantification of the specific financial goals that must be reached.

    The Company has revised its disclosure to clarify that the referenced pre-established financial measures are revenue, EBIT margin and net income. Please see page 90 of the Prospectus. These measures will vary from year-to-year and will be established each year by the Company's board of directors or compensation committee. The Company further submits that the referenced non-financial performance objectives may relate to, among other things, the achievement of particular initiatives that the Company may be undertaking in any given year. As a result, the amount of, and triggering events relating to, any such bonuses will vary from year-to-year. Accordingly, the Company does not believe that additional disclosure regarding the pre-established financial measures and non-financial performance objectives would be useful to investors.

Underwriting, page 111

  Reserved Shares, page 112

  13.
  Please provide us with copies of all communications that will be sent to investors in connection with the reserved share program. For example, we note that while you provided us with copies of the login screen and deal sketch page for the Print Suppression Method of communication, you did not provide us with copies of the materials that will be sent to investors under the Print and Mail Method, and did not provide us with copies of the CEO Letter and other communications to be sent under the Print Suppression Method.

    Copies of the requested materials are being provided supplementally for the staff's review as Annex A.

  Electronic Distributions, page 114

  14.
  Please provide us with an expanded description of the procedures and copies of any screen shots, e-mails, and other communications that will be used through i-Deal. We may have further comments upon receipt of those materials.

    Please see prior response to original comment 50 that Merrill Lynch's procedures with respect to i-Deal and IPO Center have been reviewed and approved by Kristina Schillinger, Esq. of the Commission. The Company has been advised by Merrill Lynch that they continue to employ the same procedures as those reviewed by Ms. Schillinger.

    Please see the materials attached as Annex B for a description of i-Deal procedures, including screenshots and related documentation.

Goodwill and Other Intangible Assets, page F-8

  15.
  We note your response to our prior comment 53. Please amend your disclosure to include the language in your response. Specifically disclose the two-step process for impairment testing and discussion of your reporting units at an individual school level.

    The Company has revised its disclosure pursuant to the staff's comment. Please see page F-18 of the Prospectus.

  16.
  We note your response to our prior comment 54. Please amend your new footnote to comply with the disclosure requirements of paragraph 45(c) of SFAS No. 142.

    The Company has revised its disclosure pursuant to the staff's comment. Please see page F-25 of the Prospectus.

Note 10. Stockholders' Equity, page F-18

  17.
  We note your response to our prior comment 58. Please amend Note 10 to include the disclosure you have included in your response.

    The Company has revised its disclosure pursuant to the staff's comment. Please see page F-29 of the Prospectus.

Draft Exhibit 5.1

  18.
  Revise to remove the assumption under (e). We believe that the purpose of the legality opinion is to provide investors with the assurance that the shares are validly issued, fully paid and nonassessable. To the extent that determination depends on whether the Purchase Agreement is the legal, valid and binding obligation of the respective parties should be determined by the issuer's law firm rather than individual investors.

    The Company has been advised by its counsel that the assumption under paragraph (e) of the legal opinion will be revised to provide as follows:

      (e)    With respect to parties to the Documents other than the Company, we have assumed that such Documents are the legal, valid and binding obligation of such other parties thereto, enforceable against such other parties in accordance with their terms.

        If you have any questions concerning the matter referred to in this letter, please call the undersigned at (973) 736-9340 or counsel to the Company, Rohan S. Weerasinghe of Shearman & Sterling LLP, at (212) 848-7088.

Very truly yours,
/s/ CESAR RIBEIRO
Cesar Ribeiro
cc:	Robert Carroll Kyle Moffat Derek Swanson, Esq. (Securities and Exchange Commission)
Rohan S. Weerasinghe, Esq. (Shearman & Sterling LLP)